Exhibit 99.2

Proprietary & Confidential INVESTOR PRESENTATION | Q3 2021 atlanticcapitalbank.com NASDAQ TICKER: ACBI

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The pending merger with SouthState Corporationg; the impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our fintech and payments processing business, and declines in deposits; our participation in the Paycheck Protection Program administered by the Small Business Administration (“SBA”); our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our fintech and payments processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for fintech and payments processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures common to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per common share, (iv) tangible common equity to tangible assets;(v) pre-provision net revenue, (vi) allowance for credit losses to loans held for investment excluding Paycheck Protection Program (“PPP”), and (vii) allowance for loan losses to loans held for investment excluding PPP. Tangible common equity excludes goodwill from shareholders’ equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

atlanticcapitalbank.com Important Additional Information and Participants in the Merger SouthState filed a registration statement on Form S-4 with the SEC on September 15, 2021, to register the shares of SouthState common stock that will be issued to Atlantic Capital’s shareholders in connection with the merger. The registration statement, which became effective on October 15, 2021, includes a proxy statement/prospectus and other relevant materials in connection with the transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Atlantic Capital on our website at www.atlanticcapitalbank.com and by SouthState on its website at www.southstatebank.com. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of Atlantic Capital and SouthState are urged to read carefully the entire registration statement and proxy statement/prospectus, including any amendments thereto, because they contain important information about the merger. Free copies of these documents may be obtained as described above. Atlantic Capital and SouthState, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Atlantic Capital’s shareholders in respect of the merger. Information regarding such persons who may be deemed participants in the solicitation of proxies from Atlantic Capital’s shareholders is included in the proxy statement/prospectus for Atlantic Capital’s meeting of shareholders, which was filed by SouthState on Form S-4 on September 15, 2021 and declared effective on October 15, 2021. Information about Atlantic Capital’s directors and executive officers and their ownership of Atlantic Capital common stock can also be found in definitive proxy statement filed in connection with its 2021 annual meeting of shareholders on May 20, 2021, and other documents subsequently filed by Atlantic Capital with the SEC. Information about SouthState’s directors and executive officers and their ownership of SouthState common stock can also be found in SouthState’s definitive proxy statement filed in connection with its 2021 annual meeting of shareholders on April 28, 2021, and other documents subsequently filed by SouthState with the SEC. Information regarding the interests of such participants is included in the proxy statement/prospectus and other relevant documents regarding the merger filed with the SEC. 3

atlanticcapitalbank.com Q3 2021 Performance Highlights Performance Highlights Credit Update 4 • Reported net income was $13.3 million or $0.65 per diluted share. • Loans held for investment, excluding PPP loans, increased 12% annualized on a linked quarter basis and 14% year over year. • Quarterly average deposits increased 13% annualized on a linked quarter basis and 38% year over year. • Cost of deposits decreased to 0.08% compared to 0.10% in the second quarter of 2021. • The provision for credit losses was negative $2,405,000 reflecting an improved economic outlook and positive credit migration, partially offset by loan growth. • Credit quality continued to improve with criticized assets down 32% from the second quarter of 2021, no net charge-offs in the third quarter and non-performing assets at 0.10% of total assets at September 30, 2021. Merger Update • On July 22, 2021, Atlantic Capital and SouthState Corporation (“SouthState”) entered into an Agreement and Plan of Merger, pursuant to which Atlantic Capital will merge with and into SouthState, with SouthState as the surviving corporation in the merger. • The merger remains subject to approval by our shareholders at the Special Meeting, which will be held virtually on November 16, 2021 at 10:00 a.m., Eastern Time. • Received regulatory approval from the Office of the Comptroller of the Currency; awaiting approval from the Board of Governors of the Federal Reserve System. • Merger is expected to close in the first quarter of 2022, subject to outstanding regulatory and shareholder approvals and other customary closing conditions.

Financial Highlights: Continuing Operations

	METRICS	Q3 2021	Q2 2021	Q3 2020	Change vs Q2 2021[5]		Change vs Q3 2020	
Income	Diluted EPS	$ 0.65	$ 0.58	$ 0.40	$ 0.07	48%	$ 0.25	63%
	Pre-provision net revenue (PPNR) [1]	14.7	14.4	10.9	0.3	9%	3.9	36%
Balance Sheet[2]	Total loans held for investment (period-end)	$ 2,274	$ 2,265	$ 2,188	$ 9	2%	$ 86	4%
	Total loans excluding PPP loans	2,226	2,159	1,956	67	12%	270	14%
	Total deposits (quarterly average)	3,414	3,308	2,472	106	13%	942	38%
	Non-interest bearing deposits (quarterly average)	1,375	1,296	855	79	24%	520	61%
Performance Measures	Tangible book value per common share	$ 16.94	$ 16.40	$ 15.11	$0.54		$1.83	
	Net interest margin [3]	2.69 %	2.91 %	3.14 %	(22 bps)		(45 bps)	
	Return on average equity	14.69	13.60	10.05	109 bps		464 bps	
	Efficiency ratio	51.12	51.97	56.61	(85 bps)		(549 bps)	
Capital Ratios	Tangible common equity to tangible assets	8.21 %	8.86 %	11.45 %	(65 bps)		(324 bps)	
	Leverage ratio [4]	8.5	8.4	9.9	10 bps		(140 bps)	
	Total risk based capital [4]	15.9	16.0	16.9	(10 bps)		100 bps	

[1] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in millions. For a reconciliation of this non-GAAP financial measure, see slides 28-29. [2] Dollars in millions. [3] Taxable equivalent. [4] Amounts are estimates as of September 30, 2021. Please see reconciliation on slides 28-29 for more details. [5] Percentage changes are annualized.

atlanticcapitalbank.com

5

Owner-occupied CRE 18% atlanticcapitalbank.com Commercial Lending Focus $688 $790 $944 $1,063 $1,134 $1,115 $1,160 $1,204 $622 $605 $653 $686 $681 $693 $745 $752 $176 $203 $184 $192 $61 $62 $80 $73 $65 $71 $70 $77 $144 $192 $219 $106 $48 $1,519 $2,301 Loans from Continuing Operations Loan yield Commercial(1) CRE(2) Consumer Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 3.89% 3.89% 4.19% 3.91% $1,515 $1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non-owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, and other loans. $1,874 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 6/30/2021 9/30/2021 PPP Loan yield excluding PPP loans $2,249 Highlights • Loans held for investment, excluding PPP loans, increased 12% annualized from the second quarter and 14% year-over-year 3.86% 3.83% 3.95% 3.71% Residential 3% Multifamily 3% Consumer and other 9% PPP 2% C&I 35% Fixed 50% Floating 48% PPP 2% Construction & Land 9% Commercial Real Estate 21% Other(3) 6 $2,265 $2,274

atlanticcapitalbank.com Strong Core Deposit Franchise 28% 32% 33% 33% 34% 36% 39% 40% 56% 56% 61% 61% 58% 53% 49% 49% 1% 1% 1% 1% 5% 9% 9% 8% 15% 3% 3% 3% 3% 11% 5% $3,157 5% Average Deposits from Continuing Operations Dollars in millions. Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.31% 0.12% 0.10% 0.08% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Brokered Highlights • Continued strong growth in deposits: • Quarterly average deposits increased 13% annualized compared to the first quarter and or 38% year-over-year • Growth in treasury management and processing relationships has resulted in strong DDA growth. • 40% of total deposits • Q3 2021 vs Q3 2020: 61% • Q3 2021 vs Q2 2021: 25% annualized • The cost of interest bearing deposits decreased 0.02% to 0.15% in Q3 2021. $2,504 7 $3,308 $3,414

atlanticcapitalbank.com Atlanta’s Hometown Business Bank • C&I Banking – Entrepreneurs and emerging growth companies value experienced commercial bankers attuned to clients’ needs. • Commercial Real Estate – Established relationships with experienced developers of institutional grade properties. • Private Banking - Personalized banking service for owners/operators and other private clients. Atlanta Market Highlights Atlanta Loan and Deposit Composition – 9/30/2021 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Real Estate Banking 40% $1,228 $1,428 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 60% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise Atlanta Loans Atlanta Deposits $731 $785 $885 $948 $1,166 $1,421 $1,367 $1,428 0.19% 0.19% 0.34% 0.57% 0.23% 0.10% 0.07% 0.08% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Average Deposits Cost of Deposits 8 $870 $943 $1,050 $1,114 $1,114 $1,149 $1,201 $1,228 3.83% 4.24% 4.98% 5.11% 3.88% 3.55% 3.55% 3.55% Loans Yield on loans 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21

atlanticcapitalbank.com Rapidly Growing Fintech & Payments Businesses • Powering fintech and payments companies across the US • Rapidly growing recurring revenue stream • Top 40 ACH Bank in the US(1) • Diversified platform of capabilities • High volume ACH • Fintech partnerships • Card issuance (focused on debit & prepaid) • Private Equity banking Average Deposits – Payments & Processing Businesses ($ in millions) Loans ($ in millions) Highlights Service Charge Income ($ in thousands) $906 $1,243 $1,529 $1,977 $3,438 $2,442 $4,009 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 $224 $283 $322 $421 $661 $1,129 0.32% 0.40% 0.52% 0.66% 0.19% 0.05% 2016 2017 2018 2019 2020 YTD 2021 Deposits Cost of Deposits (1)by National Automated Clearing House Association (NACHA) 9 $31 $37 $46 $64 $243 $252 $267 $252 4.14% 4.54% 5.23% 5.30% 3.35% 2.99% 3.56% 2.94% Loans Yield on loans 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21

Financial Update: Q3 2021 Income Summary

	Q3 2021	Q2 2021	Q3 2020	Change vs Q3 20
Net interest income[1]	$25,145	$26,035	$22,063	14%
Provision for credit losses	(2,405)	(933)	28	-8689%
Noninterest income	4,609	3,584	2,504	84%
Noninterest expense	15,018	15,197	13,713	10%
Income before taxes	17,141	15,355	10,826	58%
Income tax expense	3,837	3,539	2,208	74%
Net income from continuing operations	**$13,304**	**$11,816**	**$ 8,618**	**54%**
Diluted EPS - continuing operations	$ 0.65	$ 0.58	$ 0.40	63%
Pre-provision net revenue (PPNR)[2]	**$14,736**	**$14,422**	**$10,854**	**36%**

Q3 2021 Highlights[3]

- Net interest income benefitted from strong balance sheet growth
- Reversal of allowance for credit losses was due to improved economic outlook and positive credit migration, partially offset by loan growth.
- Noninterest income increased from higher service charge income, increase in SBA income and other income increased from SBIC fund investments.

Dollars in thousands except EPS.

[1]Net interest income is taxable equivalent and a non-GAAP financial measure. Please see reconciliation on slides 28-29 for more details.

[2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 28-29.

[3]Q3 2021 results compared to Q2 2021 results.

atlanticcapitalbank.com

10

atlanticcapitalbank.com Balance Sheet Liquidity 89% 77% 72% 68% 66% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 • Atlantic Capital’s liquidity position remains strong, benefitting from continued strong deposit growth across most lines of business. 11 Dollars in millions Average Loan / Deposit Ratio Liquidity Portfolio – Average Balance $136 $436 $562 $688 $594 $453 $491 $580 $657 $733 $122 Reverse repurchase agreements Investment securities Interest bearing deposits in other banks $590 $927 $1,141 $1,344 $1,450

atlanticcapitalbank.com Net Interest Margin NIM by Quarter(1) Net Interest Income by Quarter(1) Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 28-29 for more details. Net interest margin Net interest margin adjusted for excess cash Net interest income (excl. PPP) PPP interest income 3.14% 2.91% 2.81% 2.91% 2.69% 3.14% 3.18% 3.17% 3.39% 3.03% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 12 $20,475 $20,685 $21,492 $23,065 $23,273 $1,588 $2,304 $2,218 $2,970 $1,872 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $22,063 $22,989 $26,035 $25,145 $23,710 • The impact of excess cash balances from strong deposit growth negatively impacting the net interest margin • PPP loans benefitted the net interest margin by 10 bps in Q4 2020, 11 bps in Q1 2021, 21 bps in Q2 2021 and 15 bps in Q3 2021.

atlanticcapitalbank.com Noninterest Expense Overview Dollars in thousands (1) Continuing operations Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense $50,099 $52,834 $49,991 $53,108 $52,659 76.3% 70.4% 57.9% 58.0% 54.1% 2016 2017 2018 2019 2020 Noninterest Expense and Efficiency Ratio by Quarter $13,713 $13,164 $15,149 $15,197 $15,018 56.6% 51.3% 56.3% 52.0% 51.1% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Noninterest Expense Efficiency Ratio 13 Q3 2021 Highlights • Received an employee retention credit of about $3 million in Q3 associated with the CARES Act. • Merger related expenses totaled about $2.9 milling during Q3. Q3 2021 Q2 2021 Q3 2020 Salaries and employee benefits 10,290 10,362 8,850 1,440 16% Employee retention credit (3,035) - - (3,035) Occupancy 756 778 739 17 2% Equipment and software 857 819 826 31 4% Professional services 737 723 562 175 31% Communications and data processing 889 869 757 132 17% FDIC 478 421 213 265 124% Merger and conversion costs 2,899 - - 2,899 Other noninterest expense 1,147 1,225 1,766 (619) (35%) Noninterest expense 15,018 $ 15,197 $ 13,713 $ 1,305 $ 10% Year-over-Year

atlanticcapitalbank.com Strong Credit Quality Non-performing Assets / Total Assets Net Charge-Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.11% 0.05% 2014 2015 2016 2017 2018 2019 2020 YTD 2021 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.13% 0.06% 0.14% 0.10% Highlights Classified Loans / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 3.25% 2.10% 2.26% 1.86% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 • Overall credit quality remained solid with limited charge-offs and non- accruals. • Criticized loans decreased 32% from 6/30/2021 primarily due to upgrades. • Classified loans decreased from 2.3% of total loans as of 6/30/2021 to 1.9% as of 9/30/2021. • Allowance for credit losses decreased from 1.33% of loans excluding PPP to 1.18%. • Net charge-offs year-to-date were 0.05% annualized, non-performing assets remain low at 0.10% of totals assets. 14 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21

atlanticcapitalbank.com Current Expected Credit Losses (CECL) $19,848 $27,734 $35,085 $34,765 $34,946 $30,189 $28,688 $26,304 1.06% 1.43% 1.80% 1.78% 1.70% 1.45% 1.33% 1.18% 1.43% 1.61% 1.59% 1.55% 1.31% 1.27% 1.16% Day 1 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 Allowance for Credit Losses (ACL) Allowance for Loan Losses (ALL) ACL/Loans HFI excluding PPP(1) ACL/Loans HFI ALL/Loans HFI excluding PPP(1) ALL/Loans HFI $17,681 $24,896 $31,605 $31,894 $31,818 $27,506 $26,123 $23,924 0.94% 1.29% 1.62% 1.63% 1.55% 1.32% 1.21% 1.07% 1.29% 1.45% 1.46% 1.41% 1.20% 1.15% 1.05% Day 1 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 ACL ALL Dollars in thousands (1)For a reconciliation of this non-GAAP financial measure, see slides 28-29. 15 • Reversal of allowance for credit losses was due to loan upgrades and improved forecasts. • Allowance for credit losses remains robust at 1.16% of loans (1.18% excluding PPP loans).

atlanticcapitalbank.com Paycheck Protection Program (PPP) Update Dollars in thousands • $1.2 million in fees still to be recognized • 252 PPP loans totaling $57 million forgiven during the third quarter 16 Ending Balances and Total Yield Interest and Fee Income $231,834 $192,160 $218,766 $105,684 $48,304 2.71% 4.22% 4.46% 7.29% 9.30% 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 $1,589 $2,304 $2,218 $2,970 $1,872 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 PPP Interest and Fee income PPP Ending Balances PPP Total Yield

Appendix

atlanticcapitalbank.com Management Biographies Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division 18

atlanticcapitalbank.com Atlanta’s Hometown Business Bank • Proven underwriting; superior credit quality • Lead with strong risk and compliance • Strong capital • Capitalize on Atlanta market opportunities • Fintech and processing businesses • Core deposit strength Fundamentally Sound Positioned for Growth TOTAL ASSETS $4.2 Billion • Atlanta’s Hometown BUSINESS BANK • Fast growing FINTECH & PAYMENTS businesses • EMERGING GROWTH and ENTREPRENEURIAL focus • Continued INVESTMENT IN TECHNOLOGY 19

atlanticcapitalbank.com Atlanta’s Hometown Business Bank Atlanta metro highlights: •#1 for economic growth potential (among large metro areas) • 16 Fortune 500 headquarters •#1 world’s busiest airport •#4 metro area for largest increase in population (2018-2019) •#2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition Atlanta MSA GDP $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 2018 2019 Billions 20

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 30% Taxable Municipal 11% MBS 50% Agency CMO 5% Corporate 3% CDs 1% Sector Allocation at 9/30/2021 1.73% 2.25% 2.48% 2.69% 2.88% 2.32% 2016 2017 2018 2019 2020 Q3 2021 Municipal Bond Ratings 9/30/2021 AAA 44% AA+ 22% AA 30% AA- 3% Other 1% Portfolio Balance $348 $449 $402 $399 $536 $773 Extended portfolio duration to manage interest rate risk 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 9/30/21 21 Dollars in millions

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights C&I Concentrations(1) (2) CRE Concentrations by Property Type(1) GA $1,327MM, 68% FL $121MM, 6% TN $108MM, 5% NC $46MM, 2% SC $36MM, 2% Other $324MM, 17% (GA 78% excluding SBA and Franchise) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes Trinet, PPP, and fintech partnership consumer loans Office $145MM, 19% Retail $144MM, 19% Industrial $136MM, 18% Hotel $128MM, 17% Multi-family $76MM, 10% Specialty Housing $43MM, 6% Other $79MM, 11% Restaurants and food $200MM, 17% Manufacturing $168MM, 14% Retail $162MM, 13% Wholesale $103MM, 9% Other construction $88MM, 7% Finance and insurance $63MM, 5% Other $240MM, 20% Real estate lessors $47MM, 4% Transportation $74MM, 6% • $2.3 billion in total loans as of 9/30/2021 • Includes $48 million of PPP loans • Commercial focused loan portfolio • 88% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio 22 Administrative support $59MM, 5%

atlanticcapitalbank.com Loan Portfolio by Risk Rating Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 798,718 $ 18,648 $ 21,003 $ 372 $ 838,741 $ 818,155 $ 38,319 $ 16,856 $ - $ 873,330 $ Commercial - commercial real estate 918,381 22,941 18,997 - 960,319 893,938 30,454 32,578 - 956,970 Commercial - construction and land 205,148 - - - 205,148 176,403 4,094 - - 180,497 Residential - mortgages 46,006 888 182 - 47,076 43,767 1,414 26 - 45,207 Residential - home equity 28,018 726 199 - 28,943 24,047 726 199 - 24,972 Consumer 192,462 - - - 192,462 184,203 - - - 184,203 Other 3,328 — 1,593 - 4,921 3,641 — 1,593 - 5,234 Total 2,192,061 $ 43,203 $ 41,974 $ 372 $ 2,277,610 $ 2,144,154 $ 75,007 $ 51,252 $ - $ 2,270,413 $ Less net deferred fees and other unearned income (3,754) (5,514) Total loans held for investment 2,273,856 $ 2,264,899 $ Q3 2021 Q2 2021 23

atlanticcapitalbank.com Balance Sheet (in thousands, except share data) Sept. 30, Jun. 30, Dec. 31, Sept. 30, 2021 2021 2020 2020 ASSETS Cash and due from banks $ 25,725 $ 35,530 $ 16,865 $ 22,715 Interest-bearing deposits in banks 811,168 593,195 636,537 91,243 Other short-term investments 140,848 – – – Cash and cash equivalents 977,741 628,725 653,402 113,958 Investment securities available for sale 535,158 480,518 335,423 260,884 Investment securities held to maturity, net of allowance for credit losses of $13, $13, $14, and $15 at September 30, 2021, June 30, 2021, December 31, 2020 and September 30, 2020, respectively 237,829 233,547 200,156 185,822 Other investments 23,877 24,293 25,892 26,315 Loans held for sale 11,814 – – 859 Loans held for investment 2,273,856 2,264,899 2,249,036 2,188,035 Less: Allowance for credit losses (23,924) (26,123) (31,818) (31,894) Loans held for investment, net 2,249,932 2,238,776 2,217,218 2,156,141 Premises and equipment, net 18,517 19,643 21,589 22,558 Bank owned life insurance 74,000 73,610 72,856 67,489 Goodwill 19,925 19,925 19,925 19,925 Other intangibles, net 2,573 2,637 2,731 2,685 Other real estate owned – 16 16 563 Other assets 58,950 58,755 66,409 66,778 Total assets $ 4,210,316 $ 3,780,445 $ 3,615,617 $ 2,923,977 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 1,691,616 $ 1,374,018 $ 1,033,765 $ 843,656 Interest-bearing checking 721,525 536,677 760,638 387,858 Savings 800 676 625 568 Money market 930,929 1,026,239 1,030,753 945,834 Time 287,865 283,656 241,328 196,343 Brokered deposits 94,586 84,958 94,399 94,463 Total deposits 3,727,321 3,306,224 3,161,508 2,468,722 Long-term debt 74,024 73,953 73,807 73,814 Other liabilities 45,046 47,083 41,716 41,132 Total liabilities 3,846,391 3,427,260 3,277,031 2,583,668 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2021, June 30, 2021, December 31, 2020 and September 30, 2020 – – – – 207,214 206,619 209,942 220,643 Retained earnings 152,619 139,315 114,137 104,188 Accumulated other comprehensive income 4,092 7,251 14,507 15,478 Total shareholders’ equity 363,925 353,185 338,586 340,309 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 4,210,316 $ 3,780,445 $ 3,615,617 $ 2,923,977 Common stock, no par value; 100,000,000 shares authorized; 20,305,109, 20,319,429, 20,394,912 and 21,202,783 shares issued and outstanding as of September 30, 2021, June 30, 2021, December 31, 2020, and September 30, 2020, respectively 24

Period End Loans

(dollars in thousands)	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 11,814	$ -	$ 1,847	$ -	$ 859	$ 11,814	$ 10,955
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ 11,814	$ -	$ 1,847	$ -	$ 859	$ 11,814	$ 10,955
Loans held for investment							
Commercial loans:							
Commercial and industrial - other	$ 790,437	$ 767,646	$ 735,287	$ 760,645	$ 712,567	$ 22,791	$ 77,870
Commercial and industrial - PPP	48,304	105,684	218,766	192,160	231,834	(57,380)	(183,530)
Commercial real estate:						-	-
Multifamily	62,906	58,632	80,507	66,262	58,336	4,274	4,570
Owner occupied	413,875	392,108	381,018	373,689	364,170	21,767	49,705
Investment	483,538	506,230	480,566	469,150	458,279	(22,692)	25,259
Construction and land:							
1-4 family residential construction	2,338	2,074	1,578	1,171	-	264	2,338
Other construction, development, and land	202,810	178,423	141,218	144,424	139,836	24,387	62,974
Mortgage warehouse loans	-	-	-	-	-	-	-
Total commercial loans	2,004,208	2,010,797	2,038,940	2,007,501	1,965,022	(6,589)	39,186
Residential:							
Residential mortgages	47,076	45,207	31,817	33,783	29,460	1,869	17,616
Home equity	28,943	24,972	26,293	25,443	24,528	3,971	4,415
Total residential loans	76,019	70,179	58,110	59,226	53,988	5,840	22,031
Consumer	192,462	184,203	203,176	176,066	154,916	8,259	37,546
Other	4,921	5,234	7,689	13,897	22,777	(313)	(17,856)
	2,277,610	2,270,413	2,307,915	2,256,690	2,196,703	7,197	80,907
Less net deferred fees and other unearned income	(3,754)	(5,514)	(7,101)	(7,654)	(8,668)	1,760	4,914
Total loans held for investment	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 8,957	$ 85,821
Total loans	$ 2,285,670	$ 2,264,899	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 20,771	$ 96,776
Total unfunded commitments	$ 848,642	$ 804,784	$ 789,869	$ 813,757	$ 764,247	$ 43,858	$ 84,395

atlanticcapitalbank.com

25

Deposits: Period End and Average

Period End Deposits *(dollars in thousands)*	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,691,616	$ 1,374,018	$ 1,280,524	$ 1,033,765	$ 843,656	$ 317,598	$ 847,960
NOW	721,525	536,677	485,540	760,638	387,858	184,848	333,667
Savings	800	676	562	625	568	124	232
Money market	930,929	1,026,239	1,142,361	1,030,753	945,834	(95,310)	(14,905)
Time	287,865	283,656	294,129	241,328	196,343	4,209	91,522
Brokered	94,586	84,958	74,576	94,399	94,463	9,628	123
Total deposits	$ 3,727,321	$ 3,306,224	$ 3,277,692	$ 3,161,508	$ 2,468,722	$ 421,097	$ 1,258,599

Average Deposits	2021			2020			
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Linked Quarter Change	Q3 2021 vs Q3 2020
DDA	$ 1,375,114	$ 1,295,728	$ 1,136,531	$ 977,009	$ 854,715	$ 79,386	$ 520,399
NOW	607,485	548,358	618,701	558,967	440,734	59,127	166,751
Savings	731	593	587	614	586	138	145
Money market	1,057,246	1,088,423	1,042,809	1,026,347	942,062	(31,177)	115,184
Time	285,808	290,331	273,615	221,792	166,019	(4,523)	119,789
Brokered	87,498	84,168	84,663	89,673	68,102	3,330	19,396
Total deposits	$ 3,413,882	$ 3,307,601	$ 3,156,906	$ 2,874,402	$ 2,472,218	$ 106,281	$ 941,664
Noninterest bearing deposits as a percentage of average deposits	40.3%	39.2%	36.0%	34.0%	34.6%		
Cost of interest-bearing deposits	0.15%	0.17%	0.19%	0.25%	0.28%		
Cost of deposits	0.08%	0.10%	0.12%	0.16%	0.19%		

atlanticcapitalbank.com

26

atlanticcapitalbank.com Income Statements (in thousands except share and per share data) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Total interest income $ 26,664 $ 27,618 $ 25,410 $ 24,943 $ 24,233 Total interest expense 1,895 1,958 2,065 2,299 2,515 NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES 24,769 25,660 23,345 22,644 21,718 Provision for credit losses (2,405) (933) (4,519) 481 28 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 27,174 26,593 27,864 22,163 21,690 NONINTEREST INCOME Service charges 1,765 1,727 1,663 1,341 1,217 Gains (losses) on sale of securities – – 2 (23) – Gains (losses) on sale of other assets 38 – – (6) (145) Derivatives income (loss) 21 (7) 47 11 10 Bank owned life insurance 391 388 391 368 363 SBA lending activities 1,276 1,231 1,225 1,015 893 Other noninterest income 1,118 245 234 310 166 Total noninterest income 4,609 3,584 3,562 3,016 2,504 NONINTEREST EXPENSE Salaries and employee benefits 10,290 10,362 10,421 8,437 8,850 Employee retention credit (3,035) – – – – Occupancy 756 778 734 767 739 Equipment and software 857 819 774 969 826 Professional services 737 723 922 686 562 Communications and data processing 889 869 792 789 757 Marketing and business development 142 138 108 144 141 Travel, meals and entertainment 91 47 10 14 39 FDIC premiums 478 421 275 241 213 Merger and conversion costs 2,899 – – – – Other noninterest expense 914 1,040 1,113 1,117 1,586 Total noninterest expense 15,018 15,197 15,149 13,164 13,713 INCOME BEFORE PROVISION FOR INCOME TAXES 16,765 14,980 16,277 12,015 10,481 Provision for income taxes 3,461 3,164 2,915 2,065 1,863 NET INCOME 13,304 11,816 13,362 9,950 8,618 Net income per common share - basic $ 0.66 $ 0.58 $ 0.66 $ 0.48 $ 0.40 Net income per common share - diluted $ 0.65 $ 0.58 $ 0.65 $ 0.48 $ 0.40 Weighted average shares - basic 20,308,761 20,332,503 20,380,066 20,711,089 21,500,735 Weighted average shares - diluted 20,507,604 20,516,478 20,502,184 20,795,332 21,543,805 Three months ended 27

Non-GAAP Financial Measures

(in thousands, except share and per share data)	2021			2020	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Taxable equivalent net interest income reconciliation					
Net interest income - GAAP	$ 24,769	$ 25,660	$ 23,345	$ 22,644	$ 21,718
Taxable equivalent adjustment	376	375	365	345	345
Net interest income - taxable equivalent	$ 25,145	$ 26,035	$ 23,710	$ 22,989	$ 22,063
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	2.65%	2.87%	2.76%	2.86%	3.09%
Impact of taxable equivalent adjustment	0.04%	0.04%	0.05%	0.05%	0.05%
Net interest margin - taxable equivalent - continuing operations	2.69%	2.91%	2.81%	2.91%	3.14%
Tangible book value per common share reconciliation					
Total shareholders' equity	$ 363,925	$ 353,185	$ 340,328	$ 338,586	$ 340,309
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 344,000	$ 333,260	$ 320,403	$ 318,661	$ 320,384
Common shares outstanding	20,305,109	20,319,429	20,354,077	20,394,912	21,202,783
Book value per common share - GAAP	$ 17.92	$ 17.38	$ 16.72	$ 16.60	$ 16.05
Tangible book value	16.94	16.40	15.74	15.62	15.11
Tangible common equity to tangible assets reconciliation					
Total shareholders' equity	$ 363,925	$ 353,185	$ 340,328	$ 338,586	$ 340,309
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 344,000	$ 333,260	$ 320,403	$ 318,661	$ 320,384
Total assets	$ 4,210,316	$ 3,780,445	$ 3,732,668	$ 3,615,617	$ 2,923,977
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 4,190,391	$ 3,760,520	$ 3,712,743	$ 3,595,692	$ 2,904,052
Tangible common equity to tangible assets	8.21%	8.86%	8.63%	8.86%	11.03%
PPP loans	$ 48,304	$ 105,684	$ 218,766	$ 192,160	$ 231,834
Total tangible assets excl PPP loans	$ 4,142,087	$ 3,654,836	$ 3,493,977	$ 3,403,532	$ 2,672,218
Tangible common equity to tangible assets excl PPP loans	8.30%	9.12%	9.17%	9.36%	11.99%
Pre-provision net revenue (PPNR) reconciliation					
Net interest income - GAAP	$ 24,769	$ 25,660	$ 23,345	$ 22,644	$ 21,718
Taxable equivalent adjustment	376	375	365	345	345
Noninterest income	4,609	3,584	3,562	3,016	2,504
Noninterest expense	(15,018)	(15,197)	(15,149)	(13,164)	(13,713)
Pre-provision net revenue	$ 14,736	$ 14,422	$ 12,123	$ 12,841	$ 10,854

atlanticcapitalbank.com

28

Non-GAAP Financial Measures

(in thousands, except share and per share data)

	2021 Third Quarter	2021 Second Quarter	2021 First Quarter	2020 Fourth Quarter	2020 Third Quarter
Allowance for credit losses to loans held for investment reconciliation					
Total loans held for investment	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035
PPP Loans	(48,304)	(105,684)	(218,766)	(192,160)	(231,834)
Total loans held for investment excluding PPP	$ 2,225,552	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 1,956,201
Allowance for credit losses to loans held for investment	1.16%	1.27%	1.31%	1.55%	1.59%
Allowance for credit losses to loans held for investment excluding PPP loans	1.18%	1.33%	1.45%	1.70%	1.78%
Allowance for loan losses to loans held for investment reconciliation					
Total loans held for investment	$ 2,273,856	$ 2,264,899	$ 2,300,814	$ 2,249,036	$ 2,188,035
PPP Loans	(48,304)	(105,684)	(218,766)	(192,160)	(231,834)
Total loans held for investment excluding PPP	$ 2,225,552	$ 2,159,215	$ 2,082,048	$ 2,056,876	$ 1,956,201
Allowance for loan losses to loans held for investment	1.05%	1.15%	1.20%	1.41%	1.46%
Allowance for loan losses to loans held for investment excluding PPP loans	1.07%	1.21%	1.32%	1.55%	1.63%
Net interest margin adjusted for excess cash					
Total interest-earning assets	$ 3,708,727	$ 3,590,139	$ 3,424,717	$ 3,147,728	$ 2,795,994
Excess cash	(443,457)	(529,732)	(404,959)	(285,693)	-
Adjusted total interest earning assets	3,265,270	3,060,407	3,019,758	2,862,035	2,795,994
Net interest income - taxable equivalent	$ 25,145	$ 26,035	$ 23,710	$ 22,989	$ 22,063
Excess net interest income	(168)	(132)	(100)	(72)	-
Adjusted net interest income - taxable equivalent	24,977	25,903	23,610	22,917	22,063
Net interest margin adjust for excess cash	3.03%	3.39%	3.17%	3.18%	3.14%

(in thousands)

	For the Years Ended December 31, 2020	2019	2018	2017	2016
Net interest income reconciliation					
Net interest income - GAAP	$ 86,973	$ 80,864	$ 76,247	$ 62,832	$ 53,719
Taxable equivalent adjustment	1,478	459	395	906	484
Net interest income - taxable equivalent	$ 88,451	$ 81,323	$ 76,642	$ 63,738	$ 54,203
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	3.11%	3.52%	3.48%	3.03%	2.74%
Impact of taxable equivalent adjustment	0.05%	0.06%	0.02%	0.04%	0.02%
Net interest margin - taxable equivalent	3.16%	3.58%	3.50%	3.07%	2.76%

atlanticcapitalbank.com

29

THANK YOU

atlanticcapitalbank.com

@AtlanticCapitalBank

@AtlanticCapital

@Atlcapbank

Member FDIC. Equal Housing Lender.